Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report BlackRidge Technology International, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2017 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, John Bluher, Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 2, 2018	/s/ John Bluher
John Bluher
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to BlackRidge Technology International, Inc. and will be retained by BlackRidge Technology International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.